AXP(R) Partners
                                                                       Small Cap
                                                                      Value Fund

                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) ruler

AXP Partners Small Cap Value Fund seeks to provide shareholders with long-term capital appreciation.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           4

Fund Facts                                          6

The 10 Largest Holdings                             7

Making the Most of the Fund                         8

The Fund's Long-term Performance                    9

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          25

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2 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

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3 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Portfolio Managers' Q & A

Q: How did AXP Partners Small Cap Value Fund perform for the period ended May 31, 2002?

A: Value stocks in general, and smaller, value-oriented stocks in particular, outperformed most other major equity strategies. We are pleased to report that AXP Partners Small Cap Value Fund performed exceptionally well for the period under review. From June 18, 2001 (the date shares became publicly available) through May 31, 2002, the Fund returned 18.40% (Class A shares, not including sales charges). By comparison, the Russell 2000(R) Index and the Russell 2000(R) Value Index returned -3.82% and 10.95%, respectively, over the period from July 1, 2001 through May 31, 2002. Another comparative index, the Lipper Small-Cap Value Funds Index, returned 9.37% over the same timeframe.

During the period under review, the Fund had a higher-than-normal cash position. Under normal market conditions, at least 80% of the Fund's net assets are invested in small capitalization companies with a market capitalization of less than $2 billion, which also includes micro capitalization companies with a market capitalization of less than $400 million at the time of initial purchase. The current market environment coupled with very strong cash flows into the Fund have resulted in this higher percentage of cash.

Comments from Martin Whitman and Curtis Jensen of Third Avenue Funds, the subadviser for approximately one-third of the Fund's net assets as of May 31, 2002

Q: What factors affected the performance of the Fund assets that you managed during the period?

A: Despite the tragic events of September 11, the portfolio experienced positive contributions from a variety of industries and businesses. No single holding or industry accounted for the bulk of the performance; rather, positive contributions came from holdings as diverse as semiconductor capital equipment, oil and gas contract drilling, consumer products, real estate and electronics components. More economically sensitive stocks and financial issues had mixed performances during the period.

Q: What changes did you make to the portion of the portfolio you managed?

A: We stuck to our "safe and cheap" investment philosophy as tenaciously as ever, given the volatility in stock prices and the deteriorating short-term fundamentals that characterized many industries. Our emphasis on companies of quality -- primarily in the form of superior balance sheet strength -- has not always been the most exciting approach in the market, but it has protected the portfolio during the tumultuous recent periods. In general, changes to the portfolio included additions to existing positions, as well as identifying selected new areas of opportunity.

Q: What is your outlook for the year ahead?

A: There are some mixed signals as it seems the nation's economy, while recovering, is doing so at a rather modest pace. Additionally, private sector growth may be handicapped by massive increases in government spending, the declining dollar and volatile domestic equity markets. Small-cap value stocks have advanced strongly during the past two years, and their attractiveness relative to other asset classes has probably diminished somewhat in that timeframe. Nonetheless, we believe that in the small-cap arena we are still finding stocks trading at a respectable discount, which should continue to offer opportunity for the Fund.

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4 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Q: How have you positioned the assets you manage for the Fund in light of your outlook?

A: We don't try to predict the macroeconomic environment, nor does our outlook carry much weight in our stock selection process. We will continue to "stick to our knitting," which we describe as our "safe and cheap" investment philosophy of selecting small-cap stocks.

Comments from Charles Royce of Royce & Associates, the subadviser for approximately two-thirds of the Fund's net assets as of May 31, 2002

Q: What factors affected the performance of the Fund assets that you managed during the period?

A: We benefited from the positive environment for small-cap stocks throughout most of the period. Unlike their large-cap counterparts, small-caps were able to sustain their performance once the equity markets began to stabilize in the aftermath of the events of September 11. The Fund's gains came from a variety of traditional value-oriented industries, with retail stocks substantially outpacing all other industry groups in the portfolio. In addition, companies in the sports and recreation industries did well, which, along with retail stocks, resulted in considerable success for consumer products and services companies. Precious metals firms, oil and gas companies and energy services businesses all enjoyed strong performance, as did insurance stocks, long a staple of value portfolios. Our holdings in technology stocks as a group struggled, hampered mostly by the woes of telecommunications companies.

Q: What changes did you make to the portion of the portfolio you managed?

A: We have continued to look for what we think are attractively valued small-cap stocks whose prices have been disproportionately punished. Finding these kinds of stocks has become somewhat more challenging in light of the ongoing strength of the small-cap market. Nevertheless, we have found what we think are attractive companies in a wide variety of sectors, including our portfolio's top three sectors as of the end of the fiscal year -- technology, financial intermediaries and consumer services. More recently, new portfolio ideas have been on a company-by-company basis, as opposed to a sector or industry-specific basis.

Q: What is your outlook for the year ahead?

A: We think that we are in a period of high volatility and low positive returns. The days of almost uninterrupted upswings that we saw in the late 1990s are behind us. We think that investors should keep their expectations low and not be carried away by short-term rallies.

Q: How have you positioned the assets you manage for the Fund in light of your outlook?

A: Small-cap stocks have historically provided an edge in periods of more modest market returns. We believe that this can continue to be the case and that value stocks may also have an advantage, especially in light of increased market volatility. Therefore, we will continue to actively invest the Fund's assets in a way that can take advantage of opportunities in the small-cap value segment of the market.

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5 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Fund Facts

Class A -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $5.79
June 18, 2001*                                                    $4.89
Increase                                                          $0.90

Distributions -- June 18, 2001* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                  +18.40%***

Class B -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $5.75
June 18, 2001*                                                    $4.89
Increase                                                          $0.86

Distributions -- June 18, 2001* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                  +17.59%***

Class C -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $5.76
June 18, 2001*                                                    $4.89
Increase                                                          $0.87

Distributions -- June 18, 2001* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                  +17.79%***

Class Y -- June 18, 2001* - May 31, 2002
(All figures per share)

Net asset value (NAV)
May 31, 2002                                                      $5.79
June 18, 2001*                                                    $4.89
Increase                                                          $0.90

Distributions -- June 18, 2001* - May 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return**                                                  +18.40%***

  * When shares became publicly available.
 ** The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.
*** The total return is not annualized.

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6 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

The 10 Largest Holdings
                                   Percent                      Value
                               (of net assets)          (as of May 31, 2002)
KEMET                               1.9%                     $11,683,116
American Power Conversion           1.9                       11,609,136
InterTAN                            1.6                       10,211,415
Brascan Cl A                        1.6                        9,696,672
Reinsurance Group of America        1.5                        9,244,355
Buckle (The)                        1.5                        9,067,870
Brookfield Properties               1.5                        9,026,589
Brown (Tom)                         1.4                        8,513,298
AmerUs Group                        1.3                        8,288,210
Theragenics                         1.3                        8,082,315

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 15.5% of net assets

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7 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

           Value of your $10,000 in AXP Partners Small Cap Value Fund
(line chart)

$20,000

                                                                         $11,160
                                               AXP Partners Small Cap Value Fund
                       Russell 2000 Value Index                          Class A
  $9,425
              Russell 2000 Index       Lipper Small-Cap Value Funds Index

7/1/01  7/01   8/01   9/01  10/01  11/01  12/01  1/02  2/02   3/02   4/02   5/02

Average Annual Total Returns (as of May 31, 2002)
                                                      Since inception*
Class A                                                   +11.60%
Class B                                                   +13.59%
Class C                                                   +16.79%
Class Y                                                   +18.40%

* Inception date was June 18, 2001. The total return shown is not annualized.

Assumes: Holding period from 7/01/01 to 5/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compares to three widely cited performance indexes, the Russell 2000 Index, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index. In comparing AXP Partners Small Cap Value Fund (Class A) to the three indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 2000 Index.

The Russell 2000 Value Index, an unmanaged index, measures the performance of those Russell 2000 Companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Small-Cap Value Funds Index, an unmanaged index published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave. Minneapolis,                                    Corporation (provides
MN 55402                                                              administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute for                                                                 Association Inc.
Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant
720 Fifth Avenue                                                      Management, Inc.
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages worker's
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paul D. Pearson                        Acting treasurer since 2002    Vice president - managed
222 AXP Financial Center                                              assets/investment
Minneapolis, MN 55474                                                 accounting, AEFC, 1998 to
Born in 1956                                                          present; vice
                                                                      president-mutual fund
                                                                      administrative services,
                                                                      Piper Capital Management,
                                                                      1994-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP PARTNERS SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Value Fund (a series of AXP Partners Series, Inc.) as of May 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from June 18, 2001 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Value Fund as of May 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

July 5, 2002

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13 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Value Fund

May 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $502,547,211)                                                                      $541,145,835
Cash in bank on demand deposit                                                                          118,831,279
Capital shares receivable                                                                                   915,515
Dividends and accrued interest receivable                                                                   230,574
Receivable for investment securities sold                                                                   584,104
                                                                                                            -------
Total assets                                                                                            661,707,307
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      126,673
Payable for investment securities purchased                                                              28,069,444
Payable upon return of securities loaned (Note 5)                                                        13,257,700
Accrued investment management services fee                                                                   16,072
Accrued distribution fee                                                                                      9,109
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   4,672
Accrued administrative services fee                                                                           1,286
Accrued registration fee                                                                                    134,632
Other accrued expenses                                                                                       55,003
                                                                                                             ------
Total liabilities                                                                                        41,674,592
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $620,032,715
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,073,845
Additional paid-in capital                                                                              577,125,259
Undistributed net investment income                                                                           1,650
Accumulated net realized gain (loss)                                                                      3,233,337
Unrealized appreciation (depreciation) on investments                                                    38,598,624
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $620,032,715
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $381,121,510
                                                            Class B                                    $227,382,130
                                                            Class C                                    $ 11,268,153
                                                            Class Y                                    $    260,922
Net asset value per share of outstanding capital stock:     Class A shares         65,842,259          $       5.79
                                                            Class B shares         39,542,051          $       5.75
                                                            Class C shares          1,955,186          $       5.76
                                                            Class Y shares             45,043          $       5.79
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $ 12,519,742
                                                                                                       ------------

See accompanying notes to financial statements.

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14 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Value Fund

For the period from June 18, 2001* to May 31, 2002
Investment income
Income:
Dividends                                                                                               $ 1,204,697
Interest                                                                                                    967,147
   Less foreign taxes withheld                                                                              (42,546)
                                                                                                            -------
Total income                                                                                              2,129,298
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,111,899
Distribution fee
   Class A                                                                                                  343,813
   Class B                                                                                                  771,029
   Class C                                                                                                   33,571
Transfer agency fee                                                                                         535,233
Incremental transfer agency fee
   Class A                                                                                                   36,452
   Class B                                                                                                   36,692
   Class C                                                                                                    2,253
Service fee -- Class Y                                                                                           82
Administrative services fees and expenses                                                                   171,697
Compensation of board members                                                                                 3,783
Custodian fees                                                                                               66,103
Printing and postage                                                                                         88,745
Registration fees                                                                                           288,640
Audit fees                                                                                                   13,750
Other                                                                                                         5,034
                                                                                                              -----
Total expenses                                                                                            4,508,776
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (414,202)
                                                                                                           --------
                                                                                                          4,094,574
   Earnings credits on cash balances (Note 2)                                                                (1,987)
                                                                                                             ------
Total net expenses                                                                                        4,092,587
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,963,289)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                5,163,031
Net change in unrealized appreciation (depreciation) on investments                                      38,686,830
                                                                                                         ----------
Net gain (loss) on investments                                                                           43,849,861
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $41,886,572
                                                                                                        ===========

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Statement of changes in net assets
AXP Partners Small Cap Value Fund

For the period from June 18, 2001* to May 31, 2002
Operations
Investment income (loss) -- net                                                                        $ (1,963,289)
Net realized gain (loss) on investments                                                                   5,163,031
Net change in unrealized appreciation (depreciation) on investments                                      38,686,830
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                          41,886,572
                                                                                                         ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                              369,930,590
   Class B shares                                                                                       219,935,060
   Class C shares                                                                                        10,866,505
   Class Y shares                                                                                           238,324
Payments for redemptions
   Class A shares                                                                                       (19,600,749)
   Class B shares (Note 2)                                                                               (6,923,793)
   Class C shares (Note 2)                                                                                 (212,462)
                                                                                                           --------
Increase (decrease) in net assets from capital share transactions                                       574,233,475
                                                                                                        -----------
Total increase (decrease) in net assets                                                                 616,120,047
Net assets at beginning of period (Note 1)                                                                3,912,668**
                                                                                                          ---------
Net assets at end of period                                                                            $620,032,715
                                                                                                       ============
Undistributed net investment income                                                                    $      1,650
                                                                                                       ------------

  * When shares became publicly available.
 ** Initial capital of $4,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $87,332 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in small capitalization companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $4,000,000 in the Fund which represented 794,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,964,065 and accumulated net realized gain has been decreased by $1,929,694 resulting in a net reclassification adjustment to decrease paid-in capital by $34,371.

The tax character of distributions paid for the period indicated is as follows:

For the period from June 18, 2001* to May 31, 2002

Class A
Distributions paid from:
     Ordinary income                                                    $--
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

* When shares became publicly available.

As of May 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $ 3,217,206
Accumulated gain (loss)                                         $    21,809
Unrealized appreciation (depreciation)                          $38,594,596

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.97% to 0.87% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The first adjustment was made on Jan. 1, 2002 and covered the six month period beginning July 1, 2001. The adjustment increased the fee by $15,061 for the period ended May 31, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.06% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Investment Subadvisory Agreements with Royce & Associates, LLC (Royce) and EQSF Advisers, Inc. (Third Avenue). Prior to Feb. 15, 2002, new investments in the Fund, net of any redemptions, were allocated to the subadvisers in equal portions. Effective Feb. 15, 2002, new investments in the Fund are allocated 80% to Royce and 20% to Third Avenue. Existing investments will not be reallocated. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
20 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.60% for Class A, 2.36% for Class B, 2.36% for Class C and 1.42% for Class Y of the Fund's average daily net assets. In addition, for the period ended May 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and expenses to 1.59% for Class A.

Sales charges received by the Distributor for distributing Fund shares were $2,859,023 for Class A, $45,733 for Class B and $827 for Class C for the period ended May 31, 2002.

During the period ended May 31, 2002, the Fund's custodian and transfer agency fees were reduced by $1,987 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $497,551,525 and $23,356,736, respectively, for the period ended May 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $262,142 for the period ended May 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from June 18, 2001* to May 31, 2002 are as follows:

                                              Class A           Class B          Class C           Class Y
Sold                                       68,686,758        40,815,476        1,992,682            43,043
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (3,638,499)       (1,275,425)         (39,496)               --
                                           ----------        ----------          -------            ------
Net increase (decrease)                    65,048,259        39,540,051        1,953,186            43,043
                                           ----------        ----------        ---------            ------

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2002, securities valued at $12,519,742 were on loan to brokers. For collateral, the Fund received $13,257,700 in cash. Income from securities lending amounted to $30,783 for the period ended May 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended May 31, 2002.

--------------------------------------------------------------------------------
21 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.89
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .91
Total from investment operations                                         .90
Net asset value, end of period                                         $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                 $381
Ratio of expenses to average daily net assets(c),(e)                   1.59%(d)
Ratio of net investment income (loss) to average daily net assets      (.61%)(d)
Portfolio turnover rate (excluding short-term securities)                12%
Total return(i)                                                       18.40%

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.89
Income from investment operations:
Net investment income (loss)                                            (.03)
Net gains (losses) (both realized and unrealized)                        .89
Total from investment operations                                         .86
Net asset value, end of period                                         $5.75

Ratios/supplemental data
Net assets, end of period (in millions)                                 $227
Ratio of expenses to average daily net assets(c),(f)                   2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.39%)(d)
Portfolio turnover rate (excluding short-term securities)                12%
Total return(i)                                                       17.59%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.89
Income from investment operations:
Net investment income (loss)                                            (.03)
Net gains (losses) (both realized and unrealized)                        .90
Total from investment operations                                         .87
Net asset value, end of period                                         $5.76

Ratios/supplemental data
Net assets, end of period (in millions)                                  $11
Ratio of expenses to average daily net assets(c),(g)                   2.36%(d)
Ratio of net investment income (loss) to average daily net assets     (1.41%)(d)
Portfolio turnover rate (excluding short-term securities)                12%
Total return(i)                                                       17.79%

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                            2002(b)
Net asset value, beginning of period                                   $4.89
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                        .91
Total from investment operations                                         .90
Net asset value, end of period                                         $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c),(h)                   1.42%(d)
Ratio of net investment income (loss) to average daily net assets      (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                12%
Total return(i)                                                       18.40%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.78% for the period ended May 31, 2002.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.54% for the period ended May 31, 2002.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.54% for the period ended May 31, 2002.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.60% for the period ended May 31, 2002.
(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Investments in Securities
AXP Partners Small Cap Value Fund

May 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (83.8%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.3%)
Curtiss-Wright                                        29,600          $2,107,520

Automotive & related (1.3%)
Stattec Security                                      22,400(b)        1,168,160
Wescast Inds Cl A                                    197,900(c)        6,847,340
Total                                                                  8,015,500

Building materials & construction (1.8%)
Alexander & Baldwin                                  208,200           5,727,582
Florida Rock Inds                                     54,850           2,117,210
Keith                                                 69,100(b)        1,074,505
Simpson Mfg                                           34,800(b)        2,192,400
Total                                                                 11,111,697

Chemicals (1.7%)
Albemarle                                            116,300           3,707,644
TETRA Technologies                                   266,300(b)        6,577,610
Total                                                                 10,285,254

Communications equipment & services (2.6%)
ECtel                                                 19,500(b,c)        258,375
Fairchild Semiconductor Intl Cl A                     27,500(b)          691,625
Metro One Telecommunications                          29,000(b)          499,670
Peco II                                              585,300(b)        1,668,105
REMEC                                                279,400(b)        2,061,972
Somera Communications                                989,000(b)        6,072,460
Tellabs                                              500,000(b)        4,830,000
Total                                                                 16,082,207

Computers & office equipment (5.2%)
American Management Systems                           67,400(b)        1,407,986
Answerthink                                          866,400(b)        4,505,280
Cognex                                                15,900(b)          363,792
Comverse Technology                                  621,500(b)        7,364,775
eFunds                                               374,200(b)        5,171,444
Lightbridge                                          617,400(b)        6,359,220
PC-Tel                                               432,500(b)        3,170,225
Perot Systems Cl A                                    30,100(b)          553,840
SPSS                                                  74,800(b)        1,196,800
Syntel                                               103,600(b)        1,548,820
Ulticom                                              106,700(b)          739,431
Total                                                                 32,381,613

Electronics (15.2%)
Advanced Power Technology                            217,200(b)        3,040,800
American Power Conversion                            831,600(b)       11,609,136
Analogic                                              52,700           2,279,802
Bel Fuse Cl A                                        197,400           5,290,320
Brooks-PRI Automation                                 28,500(b)          859,845
C&D Technologies                                     257,300           5,585,983
Credence Systems                                     421,600(b)        7,989,320
CyberOptics                                          183,600(b)        2,071,008
Electro Scientific Inds                              208,100(b)        5,485,516
Electroglas                                          291,400(b)        4,097,084
Entegris                                             301,200(b)        3,861,384
KEMET                                                577,800(b)       11,683,116
Nu Horizons Electronics                              602,900(b)        5,311,549
Park Electrochemical                                 151,700           4,497,905
Technitrol                                            21,500             555,775
Tektronix                                            234,700(b)        4,759,716
TriQuint Semiconductor                               854,691(b)        7,692,219
TTM Technologies                                     912,300(b)        7,298,400
Total                                                                 93,968,878

Energy (3.6%)
Brown (Tom)                                          312,300(b)        8,513,298
Key Production                                       265,600(b)        4,812,672
St. Mary Land & Exploration                          243,200           5,632,512
Stone Energy                                          87,300(b)        3,592,395
Total                                                                 22,550,877

Energy equipment & services (2.3%)
Helmerich & Payne                                     47,200           1,803,040
Nabors Inds                                           55,900(b)        2,454,010
Patterson-UTI Energy                                  42,400(b)        1,295,744
Precision Drilling                                   160,600(b,c)      6,046,590
Unit                                                 127,400(b)        2,377,284
Total                                                                 13,976,668

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Financial services (8.7%)
Brookfield Properties                                436,700(c)       $9,026,589
Catellus Development                                 271,500(b)        5,497,875
E*TRADE Group                                        629,800(b)        3,904,760
Forest City Enterprises Cl A                         184,800           7,087,080
Instinet Group                                       547,900(b)        4,125,687
Jones Lang LaSalle                                    79,600(b)        1,838,760
LNR Property                                         207,300           7,276,230
Southwest Securities Group                           235,900           4,873,694
St. Joe                                               93,900           3,005,739
Trammell Crow                                        407,700(b)        5,503,950
Wellsford Real Properties                             76,700(b)        1,714,245
Total                                                                 53,854,609

Furniture & appliances (1.8%)
Industrie Natuzzi ADR                                375,800(c)        5,543,050
Thomas Inds                                          204,400           5,896,940
Total                                                                 11,439,990

Health care (4.7%)
Antigenics                                           334,100(b)        3,364,387
Arrow Intl                                             4,700             215,918
Bio-Technology General                               119,000(b)          599,641
CIMA Labs                                            247,800(b)        7,027,608
Coherent                                             118,600(b)        3,563,930
Lexicon Genetics                                     170,700(b)        1,037,856
Theragenics                                          945,300(b)        8,082,315
VISX                                                 365,900(b)        4,994,535
Total                                                                 28,886,190

Health care services (0.5%)
Applera - Cerera Genomics Group                      194,300(b)        2,807,635

Household products (1.4%)
Energizer Holdings                                   132,300(b)        3,565,485
JAKKS Pacific                                        218,500(b)        3,987,625
Ocular Sciences                                       41,500(b)        1,167,810
Total                                                                  8,720,920

Industrial equipment & services (3.8%)
Alamo Group                                           72,300           1,214,640
Arctic Cat                                           183,800           3,666,810
Blyth Inds                                           164,000           4,572,320
Denison Intl ADR                                     162,100(b,c)      3,120,425
Lincoln Electric Holdings                            175,200           4,907,352
Lindsay Mfg                                           41,000             952,430
Semitool                                             171,200(b)        2,294,080
Tecumseh Products Cl A                                33,400           1,553,100
Trinity Inds                                          83,800           1,571,250
Total                                                                 23,852,407

Insurance (10.3%)
AmerUs Group                                         233,800           8,288,210
Arch Capital Group                                    17,600(b)          522,720
Argonaut Group                                        79,400           1,698,366
Clark/Bardes                                          16,100(b)          388,654
CNA Surety                                           368,200           5,567,184
First American                                        40,000             888,000
Leucadia Natl                                        107,000           3,674,380
MBIA                                                   8,800             493,768
MONY Group                                           136,600           4,750,948
Navigators Group                                      12,300(b)          324,105
NYMAGIC                                                8,500             154,700
Ohio Casualty                                        247,100(b)        5,166,861
Phoenix Companies                                    376,800(b)        6,782,400
PMA Capital Cl A                                     204,200           3,928,808
ProAssurance                                          94,200(b)        1,696,542
Protective Life                                       81,400           2,723,644
Reinsurance Group of America                         294,500           9,244,355
Scottish Annuity & Life Holdings                     249,600(c)        4,992,000
Stewart Information Services                          58,900(b)        1,169,165
Trenwick Group                                        33,500(c)          266,995
Universal American Financial                         193,100(b)        1,382,596
Total                                                                 64,104,401

Leisure time & entertainment (1.5%)
Callaway Golf                                        164,700           2,762,019
Concord Camera                                        84,400(b)          582,360
Dover Downs Gaming & Entertainment                    57,400             763,420
Topps                                                484,700(b)        4,982,716
Total                                                                  9,090,515

Metals (1.6%)
AngloGold ADR                                         24,700(c)          791,882
ASA                                                  101,200(c)        3,795,000
Gibraltar Steel                                       85,000           2,018,750
Gold Fields ADR                                      235,800(c)        3,284,694
Total                                                                  9,890,326

Miscellaneous (0.5%)
AMERIGROUP                                            82,600           2,408,616
Geac Computer                                        160,000(b,c)        486,910
Horizon Health                                        19,100(b)          370,349
Total                                                                  3,265,875

See accompanying notes to investments in securities.

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26 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Multi-industry conglomerates (3.5%)
Baldor Electric                                        8,700            $210,975
Brascan Cl A                                         417,600(c)        9,696,672
Cornell Companies                                    214,700(b)        2,361,700
Spherion                                             268,200(b)        2,958,246
Wesco Financial                                        3,880           1,198,920
Woodward Governor                                     83,600           5,042,752
Total                                                                 21,469,265

Paper & packaging (0.3%)
TimberWest Forest                                    230,000(b,c)      1,984,440

Real estate investment trust (--%)
Koger Equity                                          12,500             233,750

Restaurants & lodging (0.5%)
RARE Hospitality Intl                                109,100(b)        3,071,165

Retail (7.1%)
Abercrombie & Fitch                                   25,200(b)          730,800
Big Lots                                             229,000           4,099,100
Buckle (The)                                         393,400(b)        9,067,870
Cato Cl A                                             91,800           2,479,518
Galyan's Trading                                     301,400(b)        6,374,610
InterTAN                                             764,900(b,c)     10,211,415
Stein Mart                                           469,400(b)        5,327,690
Wilsons The Leather Experts                          405,400(b)        6,028,298
Total                                                                 44,319,301

Textiles & apparel (3.6%)
Cutter & Buck                                        404,100(b)        2,828,700
Maxwell Shoes Cl A                                   511,850(b)        7,007,227
Nautica Enterprises                                  607,800(b)        7,889,244
Oakley                                                56,800(b)        1,042,848
Steven Madden                                        175,500(b)        2,978,235
Wolverine World Wide                                  35,000             618,450
Total                                                                 22,364,704

Total common stocks
(Cost: $481,322,691)                                                $519,835,707

Preferred stock (0.2%)
Issuer                                                Shares            Value(a)

United Fire & Casualty Insurance
     6.38% Cv Series A                                50,000          $1,334,500

Total preferred stock
(Cost: $1,250,000)                                                    $1,334,500

Short-term security (3.2%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency
U.S. Treasury Bills
         06-27-02              1.81%             $20,000,000         $19,975,628

Total short-term security
(Cost: $19,974,520)                                                  $19,975,628

Total investments in securities
(Cost: $502,547,211)(d)                                             $541,145,835

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of May 31, 2002, the value of foreign securities represented 10.7% of net assets.
(d) At May 31, 2002, the cost of securities for federal income tax purposes was $502,551,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 51,593,822
     Unrealized depreciation                                        (12,999,226)
                                                                    -----------
     Net unrealized appreciation                                   $ 38,594,596
                                                                   ------------

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27 AXP PARTNERS SMALL CAP VALUE FUND -- ANNUAL REPORT

AXP Partners Small Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: ASVAX    Class B: ASVBX
Class C: APVCX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


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                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6239 D (7/02)